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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                   9 3/8% SERIES A SENIOR SUBORDINATED NOTES
                                    DUE 2008
                                IN EXCHANGE FOR
               9 3/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2008
                                       OF

                            LNR PROPERTY CORPORATION

     Registered holders of outstanding 9 3/8% Senior Subordinated Notes due 2008 (the "Series A Notes") who wish to tender their Series A Notes in exchange for a like principal amount of new 9 3/8% Series B Senior Subordinated Notes due 2008 (the "Series B Notes") and whose Series A Notes are not immediately available or who cannot deliver their Series A Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to U.S. Bank Trust National Association (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

                  THE EXCHANGE AGENT OF THE EXCHANGE OFFER IS:

                      U.S. BANK TRUST NATIONAL ASSOCIATION

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
                   By Hand:                                       By Mail:
     U.S. Bank Trust National Association           U.S. Bank Trust National Association
               100 Wall Street                           Corporate Trust Department
           New York, New York 10005                           100 Wall Street
          Attention: Carlos Luciano                              16th Floor
                                                          New York, New York 10005
                                                            Attn: Carlos Luciano
            By Overnight Express:                              By Facsimile:
     U.S. Bank Trust National Association                      (212) 809-5459
          Corporate Trust Department                     Corporate Trust Department
             Attn: Carlos Luciano                           Attn: Carlos Luciano
               100 Wall Street                           Telephone: (212) 361-2532
                  16th Floor
           New York, New York 10005
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER
THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Series A Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated April   , 1998 of LNR Property Corporation (the "Prospectus"),
receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

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
                                 NAME AND ADDRESS OF
                               REGISTERED HOLDER AS IT        CERTIFICATE NUMBER(S)        PRINCIPAL AMOUNT
                            APPEARS ON THE SERIES A NOTES       OF SERIES A NOTES          OF SERIES A NOTES
NAME OF TENDERING HOLDER           (PLEASE PRINT)                   TENDERED                   TENDERED

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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Series A Notes (or a confirmation of book-entry transfer of such Series A Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

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
Name of Firm:
-----------------------------------------          -----------------------------------------------
                                                   (AUTHORIZED SIGNATURE)
Address:                                           Title:
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-----------------------------------------------
                                                   Name:
                                                   -----------------------------------------------
ZIP CODE                                           (PLEASE TYPE OR PRINT)
Area Code and Telephone No.:

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                                                   Date:
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     NOTE: DO NOT SEND SERIES A NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
SERIES A NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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